SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
June 8, 2012

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Environmental Tectonics Corporation (“ETC” or the “Company”) hereby discloses that its Annual Report on Form 10-K for the fiscal year ended February 24, 2012 (“fiscal 2012”) has been delayed and that the Company will miss the extended deadline of June 8, 2012 to file this Form 10-K.  As disclosed by the Company in its Form 12b-25 filed on May 24, 2012, the Audit Committee of the Company’s Board of Directors is conducting an independent internal investigation of accounting practices at one of the Company’s foreign subsidiaries.  While this investigation is nearing completion, the compilation and consolidation of certain accounting information with regard to this subsidiary to be included in the Form 10-K will take additional time.  Once compiled, the Company will be in a position to file its Form 10-K for fiscal 2012.

The Company has discussed the delay in filing this Form 10-K with PNC Bank because the delay in filing would result in a breach of a covenant in the Company’s line of credit with PNC Bank.  Presently, the Company has received a waiver through June 23, 2012, and, if necessary, expects that an additional waiver would be granted if additional time is needed to file the Form 10-K.

FORWARD LOOKING STATEMENTS

Discussions of some of the matters contained in this Current Report on Form 8-K for the Company may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, and, as such, may involve risks and uncertainties.  ETC based these forward-looking statements on its current expectations and projections about future events.  These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ETC and its subsidiaries that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.  Accordingly, ETC cautions you not to place undue reliance on the forward-looking statements in this Form 8-K.

These forward-looking statements include statements with respect to the Company’s expectations, anticipations, and intentions, including, but not limited to, (i) projections of revenues, income, or loss, (ii) statements made about the possible timing or outcome of the independent internal investigation being conducted by the Audit Committee and the impact on ETC’s financial results or its line of credit with PNC Bank, and (iii) statements preceded by, followed by, or, that include, terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “future,” “predict,” “potential,” “intend,” or “continue,” and similar expressions.  These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.  Some of these risks and uncertainties, in whole or in part, are beyond the Company’s control.  Factors that might cause or contribute to such a material difference include, but are not limited to, risks related to the outcome of the independent internal investigation being conducted by the Audit Committee and the failure of the Company to timely file its Annual Report on Form 10-K for fiscal 2012.  Shareholders are urged to carefully review these risks and the risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended February 25, 2011 under the caption “Item 1A. Risk Factors” prior to making an investment in the Company’s Common Stock.

The Company cautions that the foregoing list of factors that could affect forward-looking statements by ETC is not exclusive.  Except as required by federal securities law, the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant

Date: June 8, 2012	By:	/s/ Robert L. Laurent, Jr.
Robert L. Laurent, Jr.
Chief Financial Officer

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